UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 7, 2006 (December 6, 2006)

CYTOKINETICS, INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	000-50633	94-3291317

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
280 East Grand Avenue
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
650-624-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 5.1
EXHIBIT 10.68
EXHIBIT 99.1

ITEM 8.01. OTHER EVENTS.
As previously reported on a Current Report on Form 8-K filed by Cytokinetics, Incorporated (the “Company”) with the Securities and Exchange Commission (“SEC”) on December 7, 2006, on December 6, 2006, the Company entered into a Placement Agent Agreement (the “Placement Agreement”), between the Company and Lazard Capital Markets LLC, JMP Securities LLC and Rodman & Renshaw, LLC, as placement agents, relating to the issuance and sale by the Company of 5,285,715 shares of common stock of the Company, par value $0.001 per share, to the signatories to the Subscription Agreements (as defined below) at a price of $7.00 per share.
In connection with the offering, the Company entered into subscription agreements, dated December 6, 2006 (the “Subscription Agreements”), between the Company and the investor signatories thereto.
The Company is making the issuance and sale pursuant to a shelf registration statement on Form S-3 (Registration No. 333-125786), declared effective by the SEC on July 14, 2005 (the “Original Filing”), and the registration statement on Form S-3 (Registration No. 333-138306) filed with the SEC in connection with the Original Filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, on October 30, 2006 (along with the Original Filing, collectively, the “Shelf Registration Statement”).
A copy of the Placement Agreement and the form of Subscription Agreement are attached to this Current Report on Form 8-K as Exhibit 1.1 and Exhibit 10.68, respectively.
On December 7, 2006, the Company filed a Rule 424(b)(5) prospectus supplement (the “Prospectus”) with the SEC in connection with the Shelf Registration Statement, containing the risk factors attached to this Current Report on Form 8-K as Exhibit 99.1.
This Current Report on Form 8-K is being filed for the purpose of incorporating the risk factors from the Prospectus and the other exhibits listed below by reference into this report and into the Registration Statement on Form S-3 declared effective by the SEC on December 2, 2005 (SEC File No.: 333-129786) and into the Shelf Registration Statement.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

1.1	Placement Agent Agreement, dated as of December 6, 2006, between the Company and Lazard Capital Markets LLC, JMP Securities LLC and Rodman & Renshaw, LLC, as placement agents.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

10.68	Form of Subscription Agreement, dated as of December 6, 2006, between the Company and the investor signatories thereto.

99.1	Information from Prospectus.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED
By:	/s/ Sharon Surrey-Barbari
Sharon Surrey-Barbari
Senior Vice President, Finance and Chief Financial Officer

Date: December 7, 2006

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agent Agreement, dated as of December 6, 2006, between the Company and Lazard Capital Markets LLC, JMP Securities LLC and Rodman & Renshaw, LLC, as placement agents.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

10.68	Form of Subscription Agreement, dated as of December 6, 2006, between the Company and the investor signatories thereto.

99.1	Information from Prospectus.

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